UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 7, 2026

VORNADO REALTY TRUST
(Exact Name of Registrant as Specified in Charter)

Maryland	No.	001-11954	No.	22-1657560
(State or Other	(Commission		(IRS Employer
Jurisdiction of Incorporation)	File Number)		Identification No.)
VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No.	001-34482	No.	13-3925979
(State or Other	(Commission		(IRS Employer
Jurisdiction of Incorporation)	File Number)		Identification No.)

888 Seventh Avenue
New York,	New York	10019
(Address of Principal Executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Vornado Realty Trust	Common Shares of beneficial interest, $.04 par value per share	VNO	New York Stock Exchange
Cumulative Redeemable Preferred Shares of beneficial interest, liquidation preference $25.00 per share:
Vornado Realty Trust	5.40% Series L	VNO/PL	New York Stock Exchange
Vornado Realty Trust	5.25% Series M	VNO/PM	New York Stock Exchange
Vornado Realty Trust	5.25% Series N	VNO/PN	New York Stock Exchange
Vornado Realty Trust	4.45% Series O	VNO/PO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On January 7, 2026, Vornado Realty L.P. (“VRLP”), the operating partnership through which Vornado Realty Trust (“Vornado”) conducts its business, amended and extended the maturity of one of its revolving credit facilities (as amended, extended and restated, the “2031 Revolving Credit Facility”), from December 2027 (as fully extended) to February 2031 (as fully extended). The available borrowing amount under the 2031 Revolving Credit Facility was reduced from $1.25 billion to $1.105 billion. The current interest rate on the facility is Term SOFR plus 105 basis points per annum. The current facility fee is 25 basis points per annum. The interest rate is eligible to be reduced or increased by up to four basis points and the facility fee may be reduced or increased by one basis point based on certain sustainability thresholds for each fiscal year.
On January 7, 2026, VRLP also amended and extended its term loan (as amended, extended and restated, the “Term Loan”), extending the maturity from December 2027 to February 2031 (as fully extended) and increasing the loan amount to $850 million from $800 million. The current interest rate on the Term Loan is Term SOFR plus 120 basis points. The interest rate is eligible to be reduced or increased by up to five basis points based on certain sustainability thresholds for each fiscal year.
VRLP also concurrently entered into an amendment and increased the commitment amount under its other unsecured revolving credit facility that matures in April 2029 (as fully extended) (the “2029 Revolving Credit Facility” and together with the 2031 Revolving Credit Facility, the “Revolving Credit Facilities”) from $915 million to $1.0 billion. The current interest rate on the 2029 Revolving Credit Facility is Term SOFR plus 116 basis points per annum and it has a facility fee of 24 basis points.
The joint lead arrangers and joint bookrunners for the 2031 Revolving Credit Facility and Term Loan are JPMorgan Chase Bank, N.A., BofA Securities, Inc., BMO Capital Markets Corp., PNC Capital Markets LLC, U.S. Bank National Association, and Wells Fargo Securities LLC. JPMorgan Chase Bank, N.A. serves as Administrative Agent. J.P. Morgan Securities LLC serves as Lead Sustainability Structuring Agent and ING Capital LLC serves as Sustainability Structuring Agent. Bank of America, N.A., BMO Capital Markets Corp., PNC Bank, National Association, U.S. Bank National Association and Wells Fargo Bank, N.A. serve as Co-Syndication Agents. Mizuho Bank, Ltd. and M&T Bank serve as Joint Lead Arrangers and Documentation Agents. Goldman Sachs Bank USA, Morgan Stanley Bank N.A., Citibank, N.A. and Citizens Bank serve as Documentation Agents on the 2031 Revolving Credit Facility and Deutsche Bank AG New York Branch, Agricultural Bank of China Limited, New York Branch, The Bank of New York Mellon, and ING Capital LLC are participants in the 2031 Revolving Credit Facility. Citizens Bank serves as Documentation Agent on the Term Loan and The Bank of New York Mellon, ING Capital LLC, and Bank of China, New York Branch are participants in the Term Loan.
Under the terms of the Term Loan and the Revolving Credit Facilities, “Total Outstanding Indebtedness” may not exceed sixty percent (60%) of “Capitalization Value,” which is based on a capitalization rate of 6.5% for office properties and a range of 5.75% to 8.0% for other property types; the ratio of “Combined EBITDA” for the period of four calendar quarters then ended to “Fixed Charges” for such period each measured as of the most recently ended calendar quarter, may not be less than 1.40 to 1.00; the ratio of “Unencumbered Combined EBITDA” for the period of four calendar quarters then ended to “Unsecured Interest Expense” for such period, each measured as of the most recently ended calendar quarter, may not be less than 1.75 to 1.00; “Unsecured Indebtedness” may not exceed sixty percent (60%) of “Capitalization Value of Unencumbered Assets,” each measured as of the most recently ended calendar quarter; and the ratio of “Secured Indebtedness” to “Capitalization Value,” each measured as of the most recently ended calendar quarter, may not exceed fifty percent (50%). The Term Loan and the Revolving Credit Facilities also contain standard representations and warranties and other covenants.
The Term Loan and the Revolving Credit Facilities each include usual and customary events of default for similar facilities (with applicable customary grace periods) and provide that, upon the occurrence and continuation of an event of default, payment of all amounts outstanding under the applicable credit facility may be accelerated.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure contained in Item 1.01 above is incorporated by reference herein into this Item 2.03.

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Deirdre Maddock
Name:	Deirdre Maddock
Title:	Chief Accounting Officer (duly authorized officer and principal accounting officer)
Date: January 7, 2026

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Deirdre Maddock
Name:	Deirdre Maddock
Title:	Chief Accounting Officer of Vornado Realty Trust, sole General Partner of Vornado Realty L.P. (duly authorized officer and principal accounting officer)
Date: January 7, 2026

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